[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Target Maturities Trust:
   2005
   2010
   2015
   2020
   2025


MARCH 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The winds of change reshaped the investment landscape during the six months ended March 31, 2001. As last year began to wane, so too did U.S. economic growth. Corporate earnings warnings increased, consumer confidence and spending--the backbone of our nation's economy--fell sharply, and stocks continued to head south for the winter. Spurred into action by the deteriorating economy, the Federal Reserve embarked on an aggressive rate-cutting campaign early in 2001.

     Seeking shelter from that storm, many investors found bonds a somewhat forgotten safe haven. With stocks posting double-digit gains in recent years, the benefits of diversification outside of equities have seemed rather elusive. Yet historically speaking, investors who take a balanced, long-term approach have been well rewarded for their patience through all types of markets.

     During the last six months, our Target Maturities Trust funds provided investors with just such rewards. Our investment professionals discuss the market environment and details surrounding the funds' solid returns starting on page 4.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us, because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
TARGET: 2005
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
TARGET: 2010
   Performance Information ................................................    9
   Management Q&A .........................................................   10
   Schedule of Investments ................................................   12
TARGET: 2015
   Performance Information ................................................   13
   Management Q&A .........................................................   14
   Schedule of Investments ................................................   16
TARGET: 2020
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   20
TARGET: 2025
   Performance Information ................................................   21
   Management Q&A .........................................................   22
   Schedule of Investments ................................................   24
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   25
   Statement of Operations ................................................   27
   Statement of Changes
      in Net Assets .......................................................   29
   Notes to Financial
      Statements ..........................................................   31
   Financial Highlights ...................................................   36
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   46
   Background Information
      Investment Philosophy
         and Policies .....................................................   47
      Comparative Indices .................................................   47
      Fund Benchmarks .....................................................   47
      Investment Team
         Leaders ..........................................................   47
   Glossary ...............................................................   48


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Zero-coupon Treasury bonds (zeros) produced strong returns during the six months ended March 31, 2001.

* The catalyst for the market's healthy returns was a sharp slowdown in the U.S. economy.

* By the end of last year, the manufacturing sector had slowed dramatically, consumer confidence was near a two- year low, and companies increasingly warned of shrinking profits.

* With the economy stalling, the Fed embarked on a campaign of short-term interest rate cuts that started in early January.

* Short- and intermediate-term zeros benefited most from the Fed's actions, with intermediate-term bonds posting better returns because of greater price gains.

*  Long-term zero gains were more modest.

TARGET: 2005

* Target: 2005 posted an attractive absolute return, but lagged its benchmark slightly (see page 5).

* We increased the percentage of STRIPS in the portfolio from 25% to 40% during the six months.

* The government's buyback program fueled increased reconstitution as many bond dealers found it cheaper to create a bond from its stripped parts than to buy one on the open market.

* We've been buying principal STRIPS, which we feel are more attractively priced because they are in less demand.

* We sold some BECCs--a type of principal zero--maturing in May 2006 in favor of BECCs maturing in February 2006, which shortened the fund's weighted average maturity date.

TARGET: 2010

*  The fund's return was very strong, outpacing that of its benchmark (see page
   9).

* Government agency bonds generally outperformed Treasury securities for the six months, so our heavy weighting in agency zeros boosted performance.

* We received more than $50 million in new investments over the past six months. We generally invested the new money in STRIPS because they are the most readily available Treasury zeros.

* We think it's going to be difficult for all but the shortest-term Treasury yields to fall further, even if the Fed continues to cut rates.

TARGET: 2015

*  Target: 2015's strong return matched that of its benchmark (see page 13).

* In general, government agency bonds outperformed Treasury securities for the six months, so the portfolio's high exposure to agency zeros boosted performance.

[left margin]

                      TARGET: 2005(1)
                          (BTFIX)
       TOTAL RETURNS:                 AS OF 3/31/01
          6 Months                            8.70%(2)
          1 Year                             14.09%
       INCEPTION DATE:                      3/25/85
       NET ASSETS:                   $335.0 million(3)

                      TARGET: 2010(1)
                          (BTTNX)
       TOTAL RETURNS:                 AS OF 3/31/01
          6 Months                           12.85%(2)
          1 Year                             19.18%
       INCEPTION DATE:                      3/25/85
       NET ASSETS:                   $306.1 million(3)

                      TARGET: 2015(1)
                          (BTFTX)
       TOTAL RETURNS:                 AS OF 3/31/01
          6 Months                           10.27%(2)
          1 Year                             15.61%
       INCEPTION DATE:                      9/1/86
       NET ASSETS:                   $152.0 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 9, and 13.
Investment terms are defined in the Glossary on pages 48-49.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

* We received a modest amount of new investments over the past six months, and we used the incoming cash to buy STRIPS because they are the most readily available Treasury zeros.

* Bond yields have fallen substantially since the beginning of 2000, and based on current yield levels, the market expects more Fed rate cuts to come.

* REFCORPs are still attractive at their current yield levels, and we'll look to add them to the portfolio whenever we can.

TARGET: 2020

* Target: 2020 posted an attractive absolute return, but lagged its benchmark slightly (see page 17).

* REFCORPs, which made up nearly three-quarters of Target: 2020's portfolio throughout the six months, produced slightly better returns than STRIPS.

* We took advantage of cash flows in and out to increase the fund's holdings of principal STRIPS, which offered more attractive yields than coupon STRIPS.

* Unless we see evidence of lower inflation or a more severe economic downturn, we expect Treasury yields to be stable to slightly higher across the board

* We expect to maintain the portfolio's current positioning, with an emphasis on REFCORPs and principal STRIPS.

TARGET: 2025

* Target: 2025 posted an attractive absolute return, but lagged its benchmark slightly (see page 21).

* The main reason for the fund's slight underperformance was that over $100 million was withdrawn from the fund during the six months.

*  We mostly sold principal STRIPS to meet those cash outflows.

* Many of the STRIPS we sold to meet shareholder withdrawals matured in November 2024 and February 2025, so the fund's weighted average maturity date extended.

* The federal government's buyback program remains the biggest positive factor for long-term bonds.

[right margin]

                      TARGET: 2020(1)
                          (BTTTX)
       TOTAL RETURNS:                 AS OF 3/31/01
          6 Months                            9.05%(2)
          1 Year                             12.51%
       INCEPTION DATE:                     12/29/89
       NET ASSETS:                   $274.3 million(3)

                      TARGET: 2025(1)
                          (BTTRX)
       TOTAL RETURNS:                 AS OF 3/31/01
          6 Months                            9.48%(2)
          1 Year                              9.52%
       INCEPTION DATE:                      2/15/96
       NET ASSETS:                   $397.9 million(3)



(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 17 and 21.
Investment terms are defined in the Glossary on pages 48-49.


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Zero-coupon Treasury bonds (zeros) produced strong returns during the six months ended March 31, 2001. A slowing economy, several interest rate cuts by the Federal Reserve (the Fed), and a stock market downturn set the stage for positive performance. Zeros posted fairly consistent returns across the board, ranging from approximately 9-12% (see the table at left).

THE ECONOMY DOWNSHIFTED

     The catalyst for the zero market's healthy returns was a sharp slowdown in the U.S. economy. After nearly a decade of sustained expansion--which featured resilient consumer spending and productivity improvements resulting from technology and infrastructure upgrades--the economy ran out of gas in the last half of 2000. In particular, business spending cutbacks led to overcapacity and excess inventories.

     By the end of last year, the manufacturing sector had slowed dramatically, consumer confidence was near a two-year low, and companies increasingly warned of shrinking profits. That combination sent the stock market into a tailspin. The economy grew by a robust 4% overall in 2000 but slowed to a crawl in the fourth quarter, growing at a 1% annual rate.

     With the economy stalling, the Fed responded quickly, lowering short-term interest rates by 50 basis points (0.50%) in early January. The Fed followed with similar rate cuts at the end of January and in late March, lowering the federal funds rate target from 6.5% at the beginning of 2001 to 5% by the end of March.

SHORTER WAS BETTER

     Short- and intermediate-term zeros benefited the most from the Fed's actions. Fed rate cuts have tended to have the most immediate impact on shorter-maturity bonds; their yields often move in anticipation of Fed activity. In addition, the plunging stock market and a general atmosphere of uncertainty led many investors to seek out a safe place to hide; the short-term Treasury market is a popular hideout.

     As a result, short-term zero yields fell dramatically during the six months (see the graph at left). Yields on zeros maturing in five years or less dropped 125-175 basis points (1.25-1.75%).

     Intermediate-term zeros produced the best returns. Although their yields didn't decline as much as shorter-term yields (the 10-year zero yield fell 95 basis points), intermediate-term bonds experienced greater price gains.

     The drop in long-term zero yields was more modest, ranging from 25 to 50 basis points. Long-term bond yields had already declined significantly in the first nine months of 2000, largely because of reduced issuance and government buybacks.

[left margin]

"ZEROS POSTED FAIRLY CONSISTENT RETURNS ACROSS THE BOARD, RANGING FROM APPROXIMATELY 9-12%."

[line graph - data below]

YIELD CURVE FOR TREASURY ZEROS

Years
to Maturity     3/31/00        9/30/00        3/31/01
1               6.090%         5.940%         4.063%
2               6.230%         5.925%         4.259%
3               6.310%         5.910%         4.410%
4               6.350%         5.895%         4.550%
5               6.380%         5.880%         4.645%
6               6.360%         5.920%         4.771%
7               6.340%         5.940%         4.896%
8               6.330%         5.970%         4.996%
9               6.320%         6.010%         5.097%
10              6.310%         6.040%         5.197%
11              6.300%         6.068%         5.303%
12              6.280%         6.096%         5.409%
13              6.270%         6.124%         5.516%
14              6.250%         6.152%         5.622%
15              6.230%         6.180%         5.728%
16              6.210%         6.180%         5.763%
17              6.170%         6.170%         5.797%
18              6.150%         6.170%         5.832%
19              6.130%         6.160%         5.866%
20              6.100%         6.140%         5.901%
21              6.080%         6.126%         5.891%
22              6.050%         6.112%         5.880%
23              6.000%         6.098%         5.870%
24              5.990%         6.084%         5.859%
25              5.950%         6.070%         5.849%
26              5.900%         6.056%         5.832%
27              5.870%         6.042%         5.814%
28              5.810%         6.028%         5.797%
29              5.770%         6.014%         5.779%
30              5.730%         6.000%         5.762%

ZERO-COUPON TREASURY BOND
RETURNS (FOR THE SIX MONTHS ENDED 3/31/01)*

Coupon STRIPS maturing 11/15/05                8.95%
Coupon STRIPS maturing 11/15/10               12.51%
Coupon STRIPS maturing 11/15/15               10.27%
Coupon STRIPS maturing 11/15/20                9.23%
Coupon STRIPS maturing 11/15/25               10.04%

* Not Annualized.

Source: Bloomberg Financial Markets


4      1-800-345-2021


Target: 2005--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                   INVESTOR CLASS (INCEPTION 3/25/85)                ADVISOR CLASS (INCEPTION 8/3/98)
                TARGET        11/15/05     MERRILL LYNCH          TARGET        11/15/05     MERRILL LYNCH
              MATURITIES      MATURITY       LONG-TERM          MATURITIES      MATURITY       LONG-TERM
              TRUST: 2005   STRIPS ISSUE   TREASURY INDEX       TRUST: 2005   STRIPS ISSUE   TREASURY INDEX
=================================================================================================================
6 MONTHS(1)      8.70%          8.95%          8.70%               8.62%          8.95%          8.70%
1 YEAR          14.09%         14.92%         12.83%              13.89%         14.92%         12.83%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.94%          7.62%          7.56%                --             --             --
5 YEARS          7.92%          8.49%          9.04%                --             --             --
10 YEARS        10.21%         10.61%          9.85%                --             --             --
LIFE OF FUND    12.97%         14.43%(2)      11.42%(2)            6.26%          7.36%(3)       6.90%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 3/31/85, the date nearest the class's inception for which data are available.

(3) Index data since 7/31/98, the date nearest the class's inception for which data are available.

See pages 46-48 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
11/15/05 STRIPS Issue        $27,405
Target: 2005                 $26,460
Merrill Lynch Long-Term
    Treasury Index           $25,585

                                   Merrill Lynch
                                     Long-Term          11/15/05
                 Target: 2005     Treasury Index      STRIPS Issue
DATE                 VALUE             VALUE             VALUE
3/31/1991           $10,000           $10,000           $10,000
3/31/1992           $11,315           $11,204           $11,328
3/31/1993           $14,233           $13,387           $14,312
3/31/1994           $14,788           $13,851           $14,784
3/31/1995           $15,573           $14,463           $15,612
3/31/1996           $18,056           $16,597           $18,229
3/31/1997           $18,469           $17,065           $18,707
3/31/1998           $21,618           $20,561           $21,984
3/31/1999           $23,266           $22,015           $23,866
3/31/2000           $23,170           $22,675           $23,847
3/31/2001           $26,460           $25,585           $27,405

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2005
               Actual Share Price    Anticipated Value at Maturity
                  (Historical)          (Estimated Share Price)
1985                $16.69                     $98.00
                    $23.74                     $97.00
                    $21.28                     $94.59
                    $24.36                     $93.66
                    $30.18                     $93.14
1990                $31.26                     $97.25
                    $37.97                     $99.29
                    $41.597                    $99.625
                    $50.575                    $100.087
                    $46.066                    $100.516
1995                $61.108                    $100.34
                    $57.829                    $100.707
                    $64.54                     $100.85
                    $76.72                     $101.53
                    $72.55                     $101.28
2000                $77.09                     $101.94
                    $83.80                     $101.27



2005

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 48), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      5


Target: 2005--Q&A
--------------------------------------------------------------------------------
[photo of Jeremy Fletcher]   [photo of Dave Schroeder]

     An interview with Jeremy Fletcher and Dave Schroeder, portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2005 posted a solid return. For the six months ended March 31, 2001, the portfolio returned 8.70%, compared with the 8.95% return of its benchmark, a STRIPS issue maturing on November 15, 2005.* (See the previous page for other performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE PAST SIX MONTHS?

     We increased the percentage of STRIPS in the portfolio from 25% to 40%. This was largely because we received approximately $30 million in new investments over the past six months. We used the incoming cash to buy STRIPS because they are the most readily available Treasury zeros.

     We focused our purchases on principal STRIPS, which we felt offered more attractive yields than coupon STRIPS. Yields on coupon zeros in the five-year maturity area have fallen because of heavy reconstitution activity.

WHAT'S RECONSTITUTION?

     It's the opposite of creating a zero-coupon bond. Zeros are created by breaking an ordinary Treasury bond into its component parts--interest coupons and principal payments--and selling each component as an individual bond. This process is known as "stripping" a Treasury bond.

     You can reverse the process by buying up all of the component parts in the zero market and converting them back into a whole Treasury bond. That's called reconstitution.

WHY HAS RECONSTITUTION ACTIVITY INCREASED?

     It's the Treasury bond buybacks. Thanks to the federal budget surplus, the government has been retiring some of its debt by buying back Treasury bonds over the past year or so. For the most part, the government has been repurchasing bonds maturing between 2015 and 2025.

     Many bond dealers participating in the buybacks have found it more profitable to buy up zeros and reconstitute a bond instead of purchasing a whole one on the open market. And since every bond maturing between 2006 and 2030 has interest payments due in 2005, dealers have been vacuuming up coupon STRIPS in this maturity sector.

     As a result, we've been buying principal STRIPS, which are in much less demand because they don't play a role in the reconstitution of longer-term bonds. We added a number of principal STRIPS maturing in May and August 2005 to the portfolio.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE INCREASED THE PERCENTAGE OF STRIPS IN THE PORTFOLIO FROM 25% TO 40%."

PORTFOLIO AT A GLANCE
                           3/31/01       9/30/00
NUMBER OF SECURITIES         33            37
ANTICIPATED GROWTH
   RATE                     4.29%         5.61%
WEIGHTED AVERAGE
   MATURITY DATE           9/18/05      10/17/05
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)       $101.27       $101.94
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.59%(2)       0.59%

(1) See graph on page 5.

(2) Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 48-49.


6      1-800-345-2021


Target: 2005--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

IS THAT WHY TARGET: 2005'S WEIGHTED AVERAGE MATURITY (WAM) DATE SHORTENED FROM MID-OCTOBER TO MID-SEPTEMBER 2005?

     That's one reason. Another is that we sold some BECCs--a type of principal zero--maturing in May 2006 in favor of BECCs maturing in February 2006. Eventually, the May '06 securities needed to be sold because the fund matures in 2005. By selling during the six months we were able to trade into the February '06 BECCs without giving up any yield.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The most significant influence on short-term Treasury yields in the coming months will continue to be Federal Reserve interest rate policy. We believe that the Fed will likely cut short-term interest rates again in May to further stimulate the economy, and the market expects another rate cut sometime this summer.

     That's mainly because the economic environment has remained weak. Recent reports revealed more weakness in employment, retail sales, and consumer confidence. Some economic analysts see a recession--defined as two straight quarters of negative economic growth--as a possibility later this year.

     However, we don't think the economy is that weak. We think it's more likely that we'll see a "growth recession"--a period of low but positive economic growth. In time, the excess inventories and overcapacity will disappear, and the economy will begin to recover.

WHAT ABOUT LONGER-TERM RATES?

     We think it's going to be difficult for all but the shortest-term Treasury yields to fall further, even if the Fed continues to cut rates. Bond yields have fallen substantially since the beginning of 2000, and based on current yield levels, the market expects more Fed rate cuts to come. Another barrier to lower yields is the annual inflation rate, which has stubbornly remained above 3%.

     The bottom line is that unless we see evidence of lower inflation or a more severe economic downturn, we expect Treasury yields to be stable to slightly higher across the board.

WHAT ARE YOUR PLANS FOR TARGET: 2005 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with an emphasis on non-STRIPS and principal zeros. We may look to move the portfolio's WAM date a little closer to the November 15, 2005, maturity date of its benchmark. This should help the portfolio closely track the benchmark's performance.

[right margin]

"THE MOST SIGNIFICANT INFLUENCE ON SHORT-TERM TREASURY YIELDS IN THE COMING MONTHS WILL CONTINUE TO BE FEDERAL RESERVE INTEREST RATE POLICY."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                  AS OF MARCH 31, 2001
BECCS                      42%
STRIPS                     40%
TRS                        14%
OTHER                       4%

                AS OF SEPTEMBER 30, 2000
BECCS                      46%
STRIPS                     25%
TRS                        25%
OTHER                       4%

Investment terms are defined in the Glossary on pages 48-49.


                                                 www.americancentury.com      7


Target: 2005--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 99.7%
              $15,200,000  BECC, 6.11%, 5/15/04                     $ 13,073,947
                3,000,000  BECC, 5.12%, 11/15/04                       2,519,689
                  693,750  CUBES, 6.56%, 11/15/04                        584,121
                   87,000  ETR, 5.96%, 11/15/04                           73,174
                   27,000  TIGR, 5.90%, 11/15/04                          22,757
                3,800,000  TIGR, 6.04%, 11/15/04                       3,202,904
               16,000,000  TR, 4.75%, 11/15/04                        13,485,912
                   50,000  TR, 6.24%, 11/15/04                            42,143
               34,175,000  BECC, 6.21%, 2/15/05                       28,230,921
                4,600,000  STRIPS -- COUPON, 5.87%,
                              2/15/05                                  3,862,230
               49,000,000  BECC, 5.83%, 5/15/05                       39,949,237
                4,615,672  CUBES, 8.59%, 5/15/05                       3,773,714
                2,000,000  STRIPS -- COUPON, 4.68%,
                              5/15/05                                  1,659,028
               12,059,000  STRIPS -- PRINCIPAL, 5.86%,
                              5/15/05                                  9,956,910
                  428,750  TBR, 9.37%, 5/15/05                           349,696
                6,450,000  TR, 8.38%, 5/15/05                          5,264,967
               75,420,000  STRIPS -- PRINCIPAL, 6.00%,
                              8/15/05                                 61,423,141
               30,100,000  BECC, 6.15%, 11/15/05                      23,837,140
                1,200,000  LION, 6.41%, 11/15/05                         949,890
                4,600,000  STRIPS -- COUPON, 6.42%,
                              11/15/05                                 3,714,194
               13,000,000  STRIPS -- PRINCIPAL, 4.74%,
                              11/15/05                                10,515,604
                2,247,000  TBR, 8.45%, 11/15/05                        1,780,272

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $23,056,000  STRIPS -- COUPON, 7.56%,
                              2/15/06                               $ 18,398,373
                1,003,875  TR, 5.54%, 2/15/06                            788,600
               18,420,000  BECC, 5.95%, 5/15/06                       14,220,061
               28,598,000  STRIPS -- COUPON, 6.23%,
                              5/15/06                                 22,556,818
                  410,000  TBR, 8.46%, 5/15/06                           316,674
               36,264,000  TR, 5.29%, 5/15/06                         28,037,408
                1,800,000  STRIPS -- COUPON, 5.94%,
                              8/15/06                                  1,401,658
               24,125,000  BECC, 5.50%, 11/15/06                      18,124,602
                  100,000  U.S. Treasury Corpus, 5.38%,
                              11/15/06                                    75,088
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  332,190,873
                                                                    ------------
   (Cost $316,991,570)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 0.3%
                  661,000  REFCORP STRIPS -- COUPON,
                              6.43%, 10/15/05                            531,045
                  800,000  REFCORP STRIPS -- COUPON,
                              7.54%, 7/15/06                             619,022
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                      1,150,067
                                                                    ------------
   (Cost $1,036,820)

TOTAL INVESTMENT SECURITIES - 100.0%                                $333,340,940
                                                                    ============
   (Cost $318,028,390)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

LION = Lehman Investment Opportunity Note

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


8      1-800-345-2021                          See Notes to Financial Statements


Target: 2010--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                   INVESTOR CLASS (INCEPTION 3/25/85)                ADVISOR CLASS (INCEPTION 10/20/98)
                TARGET        11/15/10     MERRILL LYNCH          TARGET        11/15/10     MERRILL LYNCH
              MATURITIES      MATURITY       LONG-TERM          MATURITIES      MATURITY       LONG-TERM
              TRUST: 2010   STRIPS ISSUE   TREASURY INDEX       TRUST: 2010   STRIPS ISSUE   TREASURY INDEX
=================================================================================================================
6 MONTHS(1)     12.85%         12.51%          8.70%              12.75%         12.51%          8.70%
1 YEAR          19.18%         18.96%         12.83%              18.97%         18.96%         12.83%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          8.14%          8.98%          7.56%                --             --             --
5 YEARS          9.89%         10.60%          9.04%                --             --             --
10 YEARS        11.59%         12.24%          9.85%                --             --             --
LIFE OF FUND    14.40%         15.77%(2)      11.42%(2)            4.72%          5.53%(3)       4.80%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 3/31/85, the date nearest the class's inception for which data are available.

(3) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 46-48 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
11/15/10 STRIPS Issue       $31,738
Target: 2010                $29,960
Merrill Lynch Long-Term
   Treasury Index           $25,585

                                   Merrill Lynch
                                     Long-Term          11/15/10
                 Target: 2010     Treasury Index      STRIPS Issue
DATE                 VALUE             VALUE             VALUE
3/31/1991           $10,000           $10,000           $10,000
3/31/1992           $11,233           $11,204           $11,316
3/31/1993           $14,185           $13,387           $14,302
3/31/1994           $15,008           $13,851           $15,175
3/31/1995           $15,676           $14,463           $15,921
3/31/1996           $18,671           $16,597           $19,174
3/31/1997           $19,052           $17,065           $19,629
3/31/1998           $23,668           $20,561           $24,523
3/31/1999           $25,418           $22,015           $26,519
3/31/2000           $25,113           $22,675           $26,680
3/31/2001           $29,960           $25,585           $31,738

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2010
               Actual Share Price    Anticipated Value at Maturity
                  (Historical)          (Estimated Share Price)
1985                $11.43                     $97.00
                    $17.65                     $97.00
                    $14.96                     $95.27
                    $17.31                     $97.13
                    $22.16                     $96.66
1990                $22.22                     $97.52
                    $26.9                      $98.97
                    $29.534                    $100.179
                    $37.292                    $100.874
                    $32.981                    $101.78
1995                $46.864                    $101.788
                    $42.474                    $102.529
                    $49.16                     $103.4
                    $61.98                     $104.85
                    $55.10                     $105.56
2000                $59.92                     $105.14
                    $67.62                     $104.70



2005




2010

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 48), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      9


Target: 2010--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2010 posted a very strong return. For the six months ended March 31, 2001, the portfolio returned 12.85%, compared with the 12.51% return of its benchmark, a STRIPS issue maturing on November 15, 2010.* (See the previous page for other performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHY DID TARGET: 2010 OUTPERFORM ITS STRIPS BENCHMARK?

     REFCORPs, which made up about half of the fund for much of the period, produced better returns than STRIPS. REFCORPs were originally issued by the Resolution Funding Corporation, a government agency, and even though REFCORPs are backed by the U.S. Treasury, they tend to trade like government agency securities.

     In general, government agency bonds outperformed Treasury securities for the six months. Treasurys were the better performers during the first nine months of 2000, and as a result, the yield difference-- or spread--between Treasurys and agencys grew extremely wide. More recently, increased demand for the higher yields of agency bonds caused spreads to tighten back up a little.

     Back in September, REFCORPs maturing in 2010 were yielding roughly 30 basis points (0.30%) more than STRIPS with similar maturities. By the end of March, that spread had narrowed to 20 basis points, which is still historically wide.

IF REFCORPS WERE SO ATTRACTIVE, WHY DID THE PERCENTAGE OF REFCORPS IN THE PORTFOLIO GO DOWN (SEE THE CHARTS ON THE NEXT PAGE)?

     Because more than $50 million in new investments flowed into the fund over the past six months. We used the incoming cash to buy STRIPS because they are the most readily available Treasury zeros. That pushed the percentage of STRIPS higher even though we didn't sell any REFCORPs.

     In fact, we tried to add REFCORPs to the portfolio whenever possible. For example, we bought REFCORPs in October when we sold all of the fund's ETRs.

WHAT ARE ETRS?

     ETRs (Easy-growth Treasury Receipts) are receipt zeros that were issued by Dean Witter in the early to mid-1980s. We originally bought these securities ten years ago when they offered yields that were more than 30 basis points higher than STRIPS with the same maturity date.

     These zeros don't trade very often, so we intended to hold them until they matured in 2009. However, we were able to sell them in October--booking a solid profit--while trading into more liquid REFCORPs that had a comparable yield advantage over STRIPS.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE PORTFOLIO RETURNED 12.85%, COMPARED WITH THE 12.51% RETURN OF ITS
BENCHMARK."

PORTFOLIO AT A GLANCE
                            3/31/01       9/30/00
NUMBER OF SECURITIES          18            19
ANTICIPATED GROWTH
   RATE                      4.64%         5.68%
WEIGHTED AVERAGE
   MATURITY DATE           10/11/10      10/15/10
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)        $104.70       $105.14
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.59%(2)        0.59%

(1) See graph on page 9.

(2) Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 48-49.


10      1-800-345-2021


Target: 2010--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The most significant influence on short-term Treasury yields in the coming months will continue to be Federal Reserve interest rate policy. We believe that the Fed will likely cut short-term interest rates again in May to further stimulate the economy, and the market expects another rate cut sometime this summer.

     That's mainly because the economic environment has remained weak. Recent reports revealed more weakness in employment, retail sales, and consumer confidence. Some economic analysts see a recession--defined as two straight quarters of negative economic growth--as a possibility later this year.

     However, we don't think the economy is that weak. We think it's more likely that we'll see a "growth recession"--a period of low but positive economic growth. In time, the excess inventories and overcapacity will disappear, and the economy will begin to recover.

WHAT ABOUT LONGER-TERM RATES?

     We think it's going to be difficult for all but the shortest-term Treasury yields to fall further, even if the Fed continues to cut rates. Bond yields have fallen substantially since the beginning of 2000, and based on current yield levels, the market expects more Fed rate cuts to come. Another barrier to lower yields is the annual inflation rate, which has stubbornly remained above 3%.

     The bottom line is that unless we see evidence of lower inflation or a more severe economic downturn, we expect Treasury yields to be stable to slightly higher across the board.

     The federal government's buyback program remains the one positive factor for long-term bonds. The Treasury recently announced that the government expects to buy back $35 billion in Treasury securities--mostly longer-term bonds--during 2001.

WHAT ARE YOUR PLANS FOR TARGET: 2010 GOING FORWARD?

     We expect to maintain the portfolio's current positioning. REFCORPs are still attractive at their current yield levels, and we'll look to add them to the portfolio whenever we can.

     We may also move the portfolio's WAM date a little closer to the November 15, 2010, maturity date of its benchmark. This should help the portfolio closely track the benchmark's performance.

[right margin]

"WE THINK IT'S GOING TO BE DIFFICULT FOR ALL BUT THE SHORTEST-TERM TREASURY YIELDS TO FALL FURTHER, EVEN IF THE FED CONTINUES TO CUT RATES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                     AS OF MARCH 31, 2001
STRIPS                        59%
REFCORPS                      39%
CATS                           2%

                   AS OF SEPTEMBER 30, 2000
REFCORPS                      51%
STRIPS                        36%
ETRS                          11%
CATS                           2%

Investment terms are defined in the Glossary on pages 48-49.


                                                 www.americancentury.com      11


Target: 2010--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 60.8%
             $  6,000,000  CATS, 6.78%, 8/15/09                     $  3,840,557
                1,000,000  CATS, 6.79%, 11/15/09                         630,968
                2,000,000  STRIPS -- COUPON, 5.34%,
                              11/15/09                                 1,305,055
               72,500,000  STRIPS -- PRINCIPAL, 5.57%,
                              11/15/09                                46,285,922
                8,500,000  STRIPS -- COUPON, 5.85%,
                              2/15/10                                  5,446,378
               39,587,000  STRIPS -- COUPON, 5.45%,
                              5/15/10                                 24,987,712
               47,577,000  STRIPS -- COUPON, 5.86%,
                              8/15/10                                 29,621,348
               11,839,000  STRIPS -- COUPON, 7.37%,
                              11/15/10                                 7,266,247
               34,860,000  STRIPS -- COUPON, 7.89%,
                              2/15/11                                 21,050,288
               21,000,000  STRIPS -- COUPON, 6.24%,
                              5/15/11                                 12,497,927
               54,715,000  STRIPS -- COUPON, 6.56%,
                              8/15/11                                 32,108,892
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  185,041,294
                                                                    ------------
   (Cost $169,330,432)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 39.2%
             $  2,000,000  REFCORP STRIPS -- COUPON,
                              5.40%, 7/15/09                        $  1,306,974
                  728,000  REFCORP STRIPS -- COUPON,
                              8.37%, 4/15/10                             453,395
               90,023,000  REFCORP STRIPS -- COUPON,
                              6.40%, 10/15/10                         54,463,858
               69,361,000  REFCORP STRIPS -- COUPON,
                              5.68%, 1/15/11                          41,272,756
               23,850,000  REFCORP STRIPS -- COUPON,
                              7.48%, 4/15/11                          13,978,652
                7,000,000  REFCORP STRIPS -- COUPON,
                              4.98%, 7/15/11                           4,044,115
                7,000,000  REFCORP STRIPS -- COUPON,
                              6.53%, 10/15/11                          4,003,190
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    119,522,940
                                                                    ------------
   (Cost $110,399,989)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $304,564,234
                                                                    ============
   (Cost $279,730,421)

NOTES TO SCHEDULE OF INVESTMENTS

CATS = Certificates of Accrual of Treasury Securities

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


12      1-800-345-2021                         See Notes to Financial Statements


Target: 2015--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                   INVESTOR CLASS (INCEPTION 9/1/86)                ADVISOR CLASS (INCEPTION 7/23/99)
                TARGET        11/15/15     MERRILL LYNCH          TARGET        11/15/15     MERRILL LYNCH
              MATURITIES      MATURITY       LONG-TERM          MATURITIES      MATURITY       LONG-TERM
              TRUST: 2015   STRIPS ISSUE   TREASURY INDEX       TRUST: 2015   STRIPS ISSUE   TREASURY INDEX
=================================================================================================================
6 MONTHS(1)     10.27%         10.27%          8.70%              10.17%         10.27%          8.70%
1 YEAR          15.61%         15.06%         12.83%              15.35%         15.06%         12.83%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          7.13%          8.09%          7.56%                --             --             --
5 YEARS         10.77%         11.59%          9.04%                --             --             --
10 YEARS        12.36%         12.95%          9.85%                --             --             --
LIFE OF FUND    10.37%         10.75%(2)       9.31%(2)           11.88%         14.55%(3)      11.39%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 9/30/86, the date nearest the class's inception for which data are available.

(3) Index data since 7/31/99, the date nearest the class's inception for which data are available.

See pages 46-48 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
11/15/15 STRIPS Issue       $33,809
Target: 2015                $32,104
Merrill Lynch Long-Term
   Treasury Index           $25,585

                                   Merrill Lynch
                                     Long-Term          11/15/15
                 Target: 2015     Treasury Index      STRIPS Issue
DATE                 VALUE             VALUE             VALUE
3/31/1991           $10,000           $10,000           $10,000
3/31/1992           $11,320           $11,204           $11,246
3/31/1993           $14,106           $13,387           $14,112
3/31/1994           $15,329           $13,851           $15,384
3/31/1995           $15,844           $14,463           $15,957
3/31/1996           $19,217           $16,597           $19,537
3/31/1997           $19,544           $17,065           $19,914
3/31/1998           $26,085           $20,561           $26,769
3/31/1999           $27,551           $22,015           $28,327
3/31/2000           $27,733           $22,675           $29,384
3/31/2001           $32,104           $25,585           $33,809

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2015
               Actual Share Price    Anticipated Value at Maturity
                  (Historical)          (Estimated Share Price)
1986                $14.24                     $101.00
                    $11.37                     $102.86
                    $12.63                     $102.75
                    $16.86                     $101.77
1990                $16.29                     $102.24
                    $19.95                     $106.05
                    $21.502                    $107.792
                    $28.064                    $106.952
                    $24.11                     $108.832
1995                $36.819                    $109.462
                    $31.962                    $110.109
                    $38.34                     $110.52
                    $49.87                     $112.63
                    $43.04                     $112.62
2000                $48.01                     $113.36
                    $52.94                     $113.37



2005




2010




2015

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 48), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      13


Target: 2015--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2015 posted a strong return. For the six months ended March 31, 2001, the portfolio returned 10.27%, matching the 10.27% return of its benchmark, a STRIPS issue maturing on November 15, 2015.* (See the previous page for other performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHY DID THE FUND OUTPERFORM ITS STRIPS BENCHMARK BEFORE EXPENSES?

     REFCORPs, which made up more than two-thirds of Target: 2015's portfolio throughout the six-month period, produced better returns than STRIPS. REFCORPs were originally issued by the Resolution Funding Corporation, a government agency, and even though REFCORPs are backed by the U.S. Treasury, they tend to trade like government agency securities.

     In general, government agency bonds outperformed Treasury securities for the six months. Treasurys were the better performers during the first nine months of 2000, and as a result, the yield difference-- or spread--between Treasurys and agencys grew extremely wide. More recently, increased demand for the higher yields of agency bonds caused spreads to tighten back up a little.

     Back in September, REFCORPs maturing in 2015 were yielding roughly 30 basis points (0.30%) more than STRIPS with similar maturities. By the end of March, that spread had narrowed to 25 basis points, which is still historically wide.

IF REFCORPS WERE SO ATTRACTIVE, WHY DID THE PERCENTAGE OF REFCORPS IN THE PORTFOLIO GO DOWN (SEE THE CHARTS ON THE NEXT PAGE)?

     We received a modest amount of new investments over the past six months, and we used the incoming cash to buy STRIPS because they are the most readily available Treasury zeros. We mainly bought principal STRIPS because we felt that they offered the best relative value.

     The new investments pushed the percentage of STRIPS slightly higher at the expense of REFCORPs. Nonetheless, REFCORPs made up a majority of the portfolio and were a major contributor to the fund's strong performance.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The most significant influence on short-term Treasury yields in the coming months will continue to be Federal Reserve interest rate policy. We believe that the Fed will likely cut short-term interest rates again in May to further stimulate the economy, and the market expects another rate cut sometime this summer.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE PORTFOLIO RETURNED 10.27%, MATCHING THE 10.27% RETURN OF ITS BENCHMARK."

PORTFOLIO AT A GLANCE
                            3/31/01       9/30/00
NUMBER OF SECURITIES          15            14
ANTICIPATED GROWTH
   RATE                      5.27%         5.77%
WEIGHTED AVERAGE
   MATURITY DATE           11/23/15      11/12/15
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)        $113.37       $113.36
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.59%(2)        0.59%

(1) See graph on page 13.

(2) Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 48-49.


14      1-800-345-2021


Target: 2015--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     That's mainly because the economic environment has remained weak. Recent reports revealed more weakness in employment, retail sales, and consumer confidence. Some economic analysts see a recession--defined as two straight quarters of negative economic growth--as a possibility later this year.

     However, we don't think the economy is that weak. We think it's more likely that we'll see a "growth recession"--a period of low but positive economic growth. In time, the excess inventories and overcapacity will disappear, and the economy will begin to recover.

WHAT ABOUT LONGER-TERM RATES?

     We think it's going to be difficult for all but the shortest-term Treasury yields to fall further, even if the Fed continues to cut rates. Bond yields have fallen substantially since the beginning of 2000, and based on current yield levels, the market expects more Fed rate cuts to come. Another barrier to lower yields is the annual inflation rate, which has stubbornly remained above 3%.

     The bottom line is that unless we see evidence of lower inflation or a more severe economic downturn, we expect Treasury yields to be stable to slightly higher across the board.

     The federal government's buyback program remains the one positive factor for long-term bonds. The Treasury recently announced that the government expects to buy back $35 billion in Treasury securities--mostly longer-term bonds--during 2001.

WHAT ARE YOUR PLANS FOR TARGET: 2015 GOING FORWARD?

     We expect to maintain the portfolio's current positioning. REFCORPs are still attractive at their current yield levels, and we'll look to add them to the portfolio whenever we can.

     We also intend to keep the portfolio's WAM date close to the November 15, 2015 maturity date of its benchmark. This should help the portfolio continue to closely track the benchmark's performance.

[right margin]

"WE THINK IT'S GOING TO BE DIFFICULT FOR ALL BUT THE SHORTEST-TERM TREASURY YIELDS TO FALL FURTHER, EVEN IF THE FED CONTINUES TO CUT RATES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                     AS OF MARCH 31, 2001
REFCORPS                      68%
STRIPS                        32%

                   AS OF SEPTEMBER 30, 2000
REFCORPS                      72%
STRIPS                        28%

Investment terms are defined in the Glossary on pages 48-49.


                                                 www.americancentury.com      15


Target: 2015--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 68.3%
              $29,310,000  REFCORP STRIPS -- COUPON,
                              7.02%, 1/15/15                        $ 13,182,953
               38,560,000  REFCORP STRIPS -- COUPON,
                              7.91%, 4/15/15                          17,060,563
               34,469,000  REFCORP STRIPS -- COUPON,
                              8.20%, 7/15/15                          14,966,810
               39,598,000  REFCORP STRIPS -- COUPON,
                              8.08%, 10/15/15                         16,886,577
               47,591,000  REFCORP STRIPS -- COUPON,
                              7.51%, 7/15/16                          19,162,578
               55,742,000  REFCORP STRIPS -- COUPON,
                              6.85%, 10/15/16                         22,065,274
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    103,324,755
                                                                    ------------
   (Cost $83,428,107)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 31.7%
             $  4,350,000  STRIPS -- COUPON, 9.22%,
                              2/15/15                               $  2,016,313
                1,000,000  STRIPS -- PRINCIPAL, 6.27%,
                              2/15/15                                    457,309
               16,408,000  STRIPS -- COUPON, 8.77%,
                              5/15/15                                  7,487,068
               16,703,000  STRIPS -- COUPON, 9.21%,
                              8/15/15                                  7,483,347
                2,000,000  STRIPS -- PRINCIPAL, 5.70%,
                              8/15/15                                    885,468
               27,481,000  STRIPS -- COUPON, 7.31%,
                              11/15/15                                12,101,128
                7,000,000  STRIPS -- PRINCIPAL, 5.71%,
                              11/15/15                                 3,049,737
               16,300,000  STRIPS -- COUPON, 8.49%,
                              2/15/16                                  7,035,200
               17,700,000  STRIPS -- COUPON, 8.39%,
                              5/15/16                                  7,500,932
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                   48,016,502
                                                                    ------------
   (Cost $34,821,850)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $151,341,257
                                                                    ============
   (Cost $118,249,957)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


16      1-800-345-2021                         See Notes to Financial Statements


Target: 2020--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                   INVESTOR CLASS (INCEPTION 12/29/89)                ADVISOR CLASS (INCEPTION 10/19/98)
                TARGET                     MERRILL LYNCH          TARGET        11/15/20     MERRILL LYNCH
              MATURITIES                     LONG-TERM          MATURITIES      MATURITY       LONG-TERM
              TRUST: 2020   BENCHMARK(2)   TREASURY INDEX       TRUST: 2020   STRIPS ISSUE   TREASURY INDEX
=================================================================================================================
6 MONTHS(1)      9.05%         9.23%           8.70%               8.92%          9.23%          8.70%
1 YEAR          12.51%        11.37%          12.83%              12.25%         11.37%         12.83%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.61%         7.89%           7.56%                --             --             --
5 YEARS         11.62%        12.68%           9.04%                --             --             --
10 YEARS        12.51%        13.05%           9.85%                --             --             --
LIFE OF FUND    10.77%        10.76%           9.50%               2.55%          4.30%(3)       4.80%(3)

(1)  Returns for periods less than one year are not annualized.

(2) From December 1989 through April 1990, the Investor Class benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.

(3) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 46-48 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
Fund Benchmark              $34,093
Target: 2020                $32,539
Merrill Lynch Long-Term
   Treasury Index           $25,585

                                   Merrill Lynch
                                     Long-Term           Fund
                 Target: 2020     Treasury Index       Benchmark
DATE                 VALUE             VALUE             VALUE
3/31/1991           $10,000           $10,000           $10,000
3/31/1992           $10,901           $11,204           $10,770
3/31/1993           $13,748           $13,387           $13,645
3/31/1994           $14,932           $13,851           $14,769
3/31/1995           $15,198           $14,463           $15,042
3/31/1996           $18,774           $16,597           $18,772
3/31/1997           $18,964           $17,065           $19,034
3/31/1998           $26,864           $20,561           $27,143
3/31/1999           $28,304           $22,015           $28,733
3/31/2000           $28,921           $22,675           $30,612
3/31/2001           $32,539           $25,585           $34,093

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2020
         Actual Share Price    Anticipated Value at Maturity
            (Historical)          (Estimated Share Price)
1990          $11.46                     $92.60
              $13.45                     $97.77
              $14.575                    $102.184
              $19.765                    $101.274
              $16.273                    $102.175
1995          $26.245                    $102.54
              $22.00                     $103.598
              $27.17                     $104.84
              $36.95                     $106.96
              $30.61                     $107.30
2000          $34.79                     $108.05
              $37.94                     $107.93



2005




2010




2015




2020

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 48), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      17


Target: 2020--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2020 posted a solid return. For the six months ended March 31, 2001, the portfolio returned 9.05%, compared with the 9.23% return of its benchmark, a STRIPS issue maturing on November 15, 2020.* (See the previous page for other performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

THE FUND MODESTLY OUTPERFORMED ITS STRIPS BENCHMARK BEFORE EXPENSES. WHY?

     REFCORPs, which made up nearly three-quarters of Target: 2020's portfolio throughout the six-month period, produced slightly better returns than STRIPS. REFCORPs were originally issued by the Resolution Funding Corporation, a government agency, and even though REFCORPs are backed by the U.S. Treasury, they tend to trade like government agency securities.

     In general, government agency bonds outperformed Treasury securities for the six months. Treasurys were the better performers during the first nine months of 2000, and as a result, the difference--or spread--between Treasury and agency yields grew extremely wide. More recently, increased demand for the higher yields of agency bonds caused spreads to tighten back up a little.

     Back in September, REFCORPs maturing in 2020 were yielding 30 basis points (0.30%) more than STRIPS with similar maturities. By the end of March, that spread had narrowed slightly to 28 basis points.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

     We took advantage of cash flows in and out to increase the fund's holdings of principal STRIPS, which offered more attractive yields than coupon STRIPS. For various reasons, coupon STRIPS have been in greater demand, so their yields have drifted lower than principal STRIPS yields.

     As cash came into the portfolio, we bought principal STRIPS; when cash went out, we generally sold coupon STRIPS.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The most significant influence on short-term Treasury yields in the coming months will continue to be Federal Reserve interest rate policy. We believe that the Fed will likely cut short-term interest rates again in May to further stimulate the economy, and the market expects another rate cut sometime this summer.

     That's mainly because the economic environment has remained weak. Recent reports revealed more weakness in employment, retail sales, and consumer confidence. Some economic analysts see a recession--defined as two straight quarters of negative economic growth--as a possibility later this year.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"REFCORPS, WHICH MADE UP NEARLY THREE-QUARTERS OF TARGET: 2020'S PORTFOLIO THROUGHOUT THE SIX-MONTH PERIOD, PRODUCED SLIGHTLY BETTER RETURNS THAN STRIPS.

PORTFOLIO AT A GLANCE
                           3/31/01      9/30/00
NUMBER OF SECURITIES         18           16
ANTICIPATED GROWTH
   RATE                     5.44%        5.76%
WEIGHTED AVERAGE
   MATURITY DATE           9/21/20      9/19/20
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)       $107.93      $108.05
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.59%(2)      0.59%

(1) See graph on page 17.

(2) Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 48-49.


18      1-800-345-2021


Target: 2020--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     However, we don't think the economy is that weak. We think it's more likely that we'll see a "growth recession"--a period of low but positive economic growth. In time, the excess inventories and overcapacity will disappear, and the economy will begin to recover.

WHAT ABOUT LONGER-TERM RATES?

     We think it's going to be difficult for all but the shortest-term Treasury yields to fall further, even if the Fed continues to cut rates. Bond yields have fallen substantially since the beginning of 2000, and based on current yield levels, the market expects more Fed rate cuts to come. Another barrier to lower yields is the annual inflation rate, which has stubbornly remained above 3%.

     The bottom line is that unless we see evidence of lower inflation or a more severe economic downturn, we expect Treasury yields to be stable to slightly higher across the board.

     The federal government's buyback program remains the one positive factor for long-term bonds. The Treasury recently announced that the government expects to buy back $35 billion in Treasury securities--mostly longer-term bonds--during 2001.

WHAT ARE YOUR PLANS FOR TARGET: 2020 GOING FORWARD?

     We expect to maintain the portfolio's current positioning, with an emphasis on REFCORPs and principal STRIPS. We believe that REFCORPs are still attractive at their current yield levels.

     We may also try to move the portfolio's WAM date a little closer to the November 15, 2020, maturity date of its benchmark. This should help the portfolio continue to closely track the benchmark's performance.

[right margin]

"WE THINK IT'S GOING TO BE DIFFICULT FOR ALL BUT THE SHORTEST-TERM TREASURY YIELDS TO FALL FURTHER, EVEN IF THE FED CONTINUES TO CUT RATES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                     AS OF MARCH 31, 2001
REFCORPS                      73%
STRIPS                        27%

                   AS OF SEPTEMBER 30, 2000
REFCORPS                      74%
STRIPS                        26%

Investment terms are defined in the Glossary on pages 48-49.


                                                 www.americancentury.com      19


Target: 2020--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 73.3%
            $  21,000,000  REFCORP STRIPS -- COUPON,
                              6.36%, 1/15/19                        $  7,174,531
                  258,000  REFCORP STRIPS -- COUPON,
                              6.21%, 4/15/19                              86,832
               52,374,000  REFCORP STRIPS -- COUPON,
                              8.45%, 1/15/20                          16,844,866
               18,756,000  REFCORP STRIPS -- COUPON,
                              6.28%, 4/15/20                           5,953,604
               73,293,000  REFCORP STRIPS -- COUPON,
                              7.30%, 7/15/20                          22,914,788
               58,894,000  REFCORP STRIPS --
                              PRINCIPAL, 8.55%, 7/15/20               18,378,567
               35,406,000  REFCORP STRIPS -- COUPON,
                              6.46%, 10/15/20                         10,884,369
               78,500,000  REFCORP STRIPS --
                              PRINCIPAL, 6.35%, 10/15/20              24,132,152
               25,482,000  REFCORP STRIPS -- COUPON,
                              7.98%, 1/15/21                           7,700,681
              284,945,000  REFCORP STRIPS --
                              PRINCIPAL, 7.33%, 1/15/21               85,945,456
                                                                    ------------
TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                         200,015,846
                                                                    ------------
   (Cost $161,837,996)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 26.7%
            $  11,000,000  STRIPS -- COUPON, 8.41%,
                              2/15/20                               $  3,704,943
               19,688,000  STRIPS -- COUPON, 8.43%,
                              5/15/20                                  6,549,988
                7,000,000  STRIPS -- PRINCIPAL, 5.94%,
                              5/15/20                                  2,311,587
               26,135,000  STRIPS -- COUPON, 6.10%,
                              8/15/20                                  8,568,562
                5,000,000  STRIPS -- PRINCIPAL, 6.03%,
                              8/15/20                                  1,639,289
              147,407,000  STRIPS -- COUPON, 7.85%,
                              11/15/20                                47,558,634
                2,750,000  STRIPS -- COUPON, 8.32%,
                              2/15/21                                    872,652
                5,500,000  STRIPS -- COUPON, 8.18%,
                              5/15/21                                  1,722,380
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                   72,928,035
                                                                    ------------
   (Cost $52,713,617)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $272,943,881
                                                                    ============
   (Cost $214,551,613)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


20      1-800-345-2021                         See Notes to Financial Statements


Target: 2025--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                   INVESTOR CLASS (INCEPTION 2/15/96)                ADVISOR CLASS (INCEPTION 6/1/98)
                TARGET                     MERRILL LYNCH          TARGET        11/15/25     MERRILL LYNCH
              MATURITIES                     LONG-TERM          MATURITIES      MATURITY       LONG-TERM
              TRUST: 2025   BENCHMARK(2)   TREASURY INDEX       TRUST: 2025   STRIPS ISSUE   TREASURY INDEX
=================================================================================================================
6 MONTHS(1)      9.48%        10.04%           8.70%               9.43%         10.04%          8.70%
1 YEAR           9.52%         9.51%          12.83%               9.32%          9.51%         12.83%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          7.37%         7.90%           7.56%                --             --             --
5 YEARS         12.12%        11.74%           9.04%                --             --             --
LIFE OF FUND     9.85%        10.72%(3)        8.48%(3)            5.73%          7.00%          7.18%

(1) Returns for periods less than one year are not annualized.

(2) The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25 STRIPS issue.

(3) Index data since 2/29/96, the date nearest the class's inception for which data are available.

See pages 46-48 for information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/01
Fund Benchmark*              $16,780
Target: 2025                 $16,171
Merrill Lynch Long-Term
   Treasury Index*           $15,123

                                   Merrill Lynch
                                     Long-Term           Fund
                 Target: 2025     Treasury Index       Benchmark
DATE                 VALUE             VALUE             VALUE
2/15/1996           $10,000           $10,000           $10,000
3/31/1996            $9,123            $9,810            $9,632
6/30/1996            $8,982            $9,794            $9,361
9/30/1996            $9,022            $9,940            $9,343
12/31/1996           $9,888           $10,414           $10,158
3/31/1997            $8,881           $10,086            $9,077
6/30/1997            $9,964           $10,639           $10,133
9/30/1997           $11,218           $11,247           $11,358
12/31/1997          $12,865           $11,969           $13,127
3/31/1998           $13,067           $12,152           $13,356
6/30/1998           $14,392           $12,710           $14,642
9/30/1998           $15,954           $13,719           $16,319
12/31/1998          $15,671           $13,590           $16,103
3/31/1999           $14,154           $13,011           $14,506
6/30/1999           $13,399           $12,710           $13,718
9/30/1999           $13,207           $12,679           $13,513
12/31/1999          $12,426           $12,420           $12,685
3/31/2000           $14,764           $13,403           $15,323
6/30/2000           $14,486           $13,553           $15,040
9/30/2000           $14,769           $13,912           $15,250
12/31/2000          $16,482           $14,929           $17,073
3/31/2001           $16,171           $15,123           $16,780

$10,000 investment made 2/15/96

The graph at left shows the growth of a $10,000 investment over the life of the fund. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* Index data since 2/29/96, the date nearest the fund's inception for which data are available.

[line graph - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

TARGET: 2025
               Actual Share Price    Anticipated Value at Maturity
                  (Historical)          (Estimated Share Price)
1996                $17.91                     $109.24
                    $22.27                     $110.88
                    $31.67                     $112.23
                    $26.22                     $111.81
2000                $29.32                     $113.99
                    $32.10                     $115.51



2005




2010




2015




2020




2025

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 48), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      21


Target: 2025--Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM?

     Target: 2025 posted a solid return. For the six months ended March 31, 2001, the portfolio returned 9.48%, compared with the 10.04% return of its benchmark, a STRIPS issue maturing on November 15, 2025.* (See the previous page for other performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT WERE THE BIGGEST CHANGES TO THE PORTFOLIO OVER THE LAST SIX MONTHS?

     Target: 2025 experienced significant cash outflows; shareholders withdrew more than $100 million.

     We believe that the driving force behind these withdrawals was a well-known financial newsletter writer who makes frequent recommendations about the Target:
2025 fund to his readers. In January, he recommended that his clients reallocate their portfolios, shifting money out of bonds and into stocks.

     Evidently, many subscribers followed his advice--the fund saw substantial cash outflows in early 2001, including $60 million in a single day.

HOW DID THE WITHDRAWALS AFFECT THE PORTFOLIO?

     The percentage of STRIPS in the portfolio declined because we sold them to meet the outflows (see the chart on the next page). We mostly sold principal STRIPS, which had rallied more than coupon STRIPS because of heavy reconstitution activity.

WHAT'S RECONSTITUTION?

     It's the opposite of creating a zero-coupon bond. Zeros are created by breaking an ordinary Treasury bond into its component parts--interest coupons and principal payments--and selling each component as an individual bond. This process is known as "stripping" a Treasury bond.

     You can reverse the process by buying up all of the component parts in the zero market and converting them back into a whole Treasury bond. That's called reconstitution.

WHY HAS RECONSTITUTION ACTIVITY INCREASED?

     It's the Treasury bond buybacks. Thanks to the federal budget surplus, the government has been retiring some of its debt by buying back Treasury bonds over the past year or so. For the most part, the government has been repurchasing bonds maturing between 2015 and 2025.

     Many bond dealers participating in the buybacks have found it more profitable to buy up zeros and reconstitute a bond instead of purchasing a whole one on the open market. Dealers reconstituting bonds maturing in 2025 have been vacuuming up principal STRIPS in this maturity sector, so that's what we sold as cash flowed out of the portfolio.

THE FUND'S WEIGHTED AVERAGE MATURITY (WAM) DATE EXTENDED FROM MID-JULY TO MID-SEPTEMBER 2025. WHY THE CHANGE?

     A lot of the STRIPS we sold to meet shareholder withdrawals matured in November 2024 and February 2025. We preferred to hang on to STRIPS maturing later in 2025 because they generate more lending demand from dealers.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TARGET: 2025 EXPERIENCED SIGNIFICANT CASH OUTFLOWS; SHAREHOLDERS WITHDREW MORE THAN $100 MILLION."

PORTFOLIO AT A GLANCE
                           3/31/01      9/30/00
NUMBER OF SECURITIES         27           26
ANTICIPATED GROWTH
   RATE                     5.31%        5.55%
WEIGHTED AVERAGE
   MATURITY DATE           9/12/25      7/15/25
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)       $115.51      $113.99
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.59%(2)       0.59%

(1) See graph on page 21.

(2) Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 48-49.


22      1-800-345-2021


Target: 2025--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Selling the November '24 and February '25 bonds caused the fund's WAM date to lengthen, and it is now at its longest point since the portfolio began operations almost five years ago. The longer WAM date led to an increase in the fund's anticipated value at maturity, up $1.52 to $115.51 a share.

YOU MENTIONED SECURITIES LENDING. IS THE FUND CURRENTLY LENDING ANY OF ITS HOLDINGS?

     Yes. The fund is one of the largest investors in this maturity sector of the zero market, and that makes us a popular source for bond dealers who need to borrow securities. We currently have several open lending contracts, comprising about 2.5% of the portfolio.

     We only lend to dealers that meet our rigorous credit standards. The fees we collect on these loans add to the fund's overall return.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The most significant influence on short-term Treasury yields in the coming months will continue to be Federal Reserve interest rate policy. We believe that the Fed will likely cut short-term interest rates again in May to further stimulate the economy, and the market expects another rate cut sometime this summer.

     That's mainly because the economic environment has remained weak. Recent reports revealed more weakness in employment, retail sales, and consumer confidence. Some economic analysts see a recession--defined as two straight quarters of negative economic growth--as a possibility later this year.

     However, we don't think the economy is that weak. We think it's more likely that we'll see a "growth recession"--a period of low but positive economic growth. In time, the excess inventories and overcapacity will disappear, and the economy will begin to recover.

WHAT ABOUT LONGER-TERM RATES?

     We think it's going to be difficult for all but the shortest-term Treasury yields to fall further, even if the Fed continues to cut rates. Bond yields have fallen substantially since the beginning of 2000, and based on current yield levels, the market expects more Fed rate cuts to come. Another barrier to lower yields is the annual inflation rate, which has stubbornly remained above 3%.

     The bottom line is that unless we see evidence of lower inflation or a more severe economic downturn, we expect Treasury yields to be stable to slightly higher across the board.

     The federal government's buyback program remains the one positive factor for long-term bonds. The Treasury recently announced that the government expects to buy back $35 billion in Treasury securities--mostly longer-term bonds--during 2001.

WHAT ARE YOUR PLANS FOR TARGET: 2025 GOING FORWARD?

     We expect to maintain the portfolio's current positioning. We may also continue to move the portfolio's WAM date a little closer to the November 15, 2025, maturity date of its benchmark. This should help the portfolio closely track the benchmark's performance.

[right margin]

"THE FEDERAL GOVERNMENT'S BUYBACK PROGRAM REMAINS THE ONE POSITIVE FACTOR FOR LONG-TERM BONDS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                      AS OF MARCH 31, 2001
STRIPS                          59%
REFCORPS                        41%

                    AS OF SEPTEMBER 30, 2000
STRIPS                          72%
REFCORPS                        28%

Investment terms are defined in the Glossary on pages 48-49.


                                                 www.americancentury.com      23


Target: 2025--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 59.4%
            $  35,000,000  STRIPS -- COUPON, 6.33%,
                              8/15/24                               $  9,125,326
               53,500,000  STRIPS -- COUPON, 6.43%,
                              11/15/24                                13,768,650
                9,100,000  STRIPS -- PRINCIPAL, 7.26%,
                              11/15/24                                 2,323,223
               58,900,000  STRIPS -- COUPON, 7.03%,
                              2/15/25                                 14,955,944
               33,000,000  STRIPS -- PRINCIPAL, 6.66%,
                              2/15/25                                  8,437,913
               47,500,000  STRIPS -- COUPON, 5.95%,
                              5/15/25                                 11,906,122
              299,500,000  STRIPS -- COUPON, 6.01%,
                              8/15/25(2)                              74,072,294
               50,100,000  STRIPS -- PRINCIPAL, 6.53%,
                              8/15/25                                 12,449,560
              134,570,000  STRIPS -- COUPON, 5.99%,
                              11/15/25                                32,855,369
               85,299,000  STRIPS -- COUPON, 6.28%,
                              2/15/26                                 20,549,706
               15,000,000  STRIPS -- PRINCIPAL, 5.69%,
                              2/15/26                                  3,618,077
               49,991,000  STRIPS -- COUPON, 6.07%,
                              5/15/26                                 11,889,773
               52,000,000  STRIPS -- COUPON, 6.42%,
                              8/15/26                                 12,204,218
               27,000,000  STRIPS -- PRINCIPAL, 5.97%,
                              8/15/26                                  6,297,864
               15,000,000  STRIPS -- COUPON, 6.00%,
                              11/15/26                                 3,475,673
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  237,929,712
                                                                    ------------
   (Cost $218,135,385)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 40.6%
            $  19,650,000  REFCORP STRIPS -- COUPON,
                              6.37%, 1/15/24                        $  5,008,018
               28,560,000  REFCORP STRIPS -- COUPON,
                              6.43%, 4/15/24                           7,171,157
                5,926,000  REFCORP STRIPS -- COUPON,
                              6.88%, 7/15/24                           1,465,676
               91,732,000  REFCORP STRIPS -- COUPON,
                              6.74%, 10/15/24                         22,352,442
               57,005,000  REFCORP STRIPS -- COUPON,
                              6.82%, 1/15/25                          13,698,207
               35,688,000  REFCORP STRIPS -- COUPON,
                              6.73%, 4/15/25                           8,449,011
               30,349,000  REFCORP STRIPS -- COUPON,
                              6.53%, 7/15/25                           7,077,482
              112,340,000  REFCORP STRIPS -- COUPON,
                              6.73%, 10/15/25                         25,780,105
               71,435,000  REFCORP STRIPS -- COUPON,
                              6.69%, 1/15/26                          16,147,553
               58,189,000  REFCORP STRIPS -- COUPON,
                              6.54%, 4/15/26                          12,958,783
               98,350,000  REFCORP STRIPS -- COUPON,
                              6.78%, 7/15/26                          21,548,162
               95,610,000  REFCORP STRIPS -- COUPON,
                              6.92%, 10/15/26                         20,688,921
                                                                    ------------
TOTAL ZERO-COUPON U.S.
GOVERNMENT AGENCY SECURITIES                                         162,345,517
                                                                    ------------
   (Cost $140,427,606)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $400,275,229
                                                                    ============
   (Cost $358,562,991)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).


24      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001 (UNAUDITED)             TARGET: 2005      TARGET: 2010      TARGET: 2015

ASSETS
Investment securities, at value
  (identified cost of $318,028,390,
  $279,730,421, and $118,249,957)
  (Note 3) ........................... $333,340,940      $304,564,234      $151,341,257
Cash .................................    46,811          1,630,166             --
Investment in affiliated money
  market fund (Note 2) ...............  1,436,487           6,268             789,254
Receivable for capital
  shares sold ........................   307,740            22,396            28,483
                                      ---------------   ---------------   ---------------
                                       335,131,978       306,223,064        152,158,994
                                      ---------------   ---------------   ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .............      --                --              43,295
Accrued management fees (Note 2) .....   160,946           146,829            76,892
Distribution fees payable (Note 2) ...     870               549                 7
Service fees payable (Note 2) ........     870               549                 7
Payable for trustees' fees
  and expenses .......................    1,056               96                502
Accrued expenses and
  other liabilities ..................     113               102                53
                                      ---------------   ---------------   ---------------
                                         163,855           148,125            120,756
                                      ---------------   ---------------   ---------------

Net Assets ..........................  $334,968,123      $306,074,939      $152,038,238
                                      ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital paid in .....................  $325,295,618      $276,320,171      $119,180,753
Undistributed net investment
  income ............................   3,800,724         3,433,151          1,921,435
Accumulated undistributed
  net realized gain (loss)
  on investment transactions ........   (9,440,769)       1,487,804         (2,155,250)
Net unrealized appreciation
  on investments (Note 3) ...........   15,312,550        24,833,813        33,091,300
                                      ---------------   ---------------   ---------------
                                       $334,968,123      $306,074,939      $152,038,238
                                      ===============   ===============   ===============

Investor Class
Net assets ..........................  $330,838,636      $303,491,173      $152,003,851
Shares outstanding ..................   3,947,885         4,488,406          2,871,088
Net asset value per share ...........     $83.80            $67.62            $52.94

Advisor Class
Net assets ..........................   $4,129,487        $2,583,766          $34,387
Shares outstanding ..................     49,570            38,403              652
Net asset value per share ...........     $83.31            $67.28            $52.74


See Notes to Financial Statements                www.americancentury.com      25


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001 (UNAUDITED)                      TARGET: 2020      TARGET: 2025

ASSETS
Investment securities, at value
  (identified cost of $214,551,613
  and $358,562,991) (Note 3) .................  $272,943,881      $400,275,229
Cash .........................................   1,431,658             --
Investment in affiliated money
  market fund (Note 2) .......................     6,383             944,225
Receivable for capital shares sold ...........     37,176            336,676
Securities lending fee receivable ............       --               8,526
                                               ---------------   ---------------
                                                274,419,098        401,564,656
                                               ---------------   ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .....................       --             3,457,595
Accrued management fees (Note 2) .............    137,760            207,346
Distribution fees payable (Note 2) ...........      282                247
Service fees payable (Note 2) ................      282                247
Payable for trustees' fees
  and expenses ...............................      901               1,357
Accrued expenses and
  other liabilities ..........................       92                137
                                               ---------------   ---------------
                                                  139,317           3,666,929
                                               ---------------   ---------------

Net Assets ...................................  $274,279,781      $397,897,727
                                               ===============   ===============

NET ASSETS CONSIST OF:
Capital paid in ..............................  $206,621,897      $349,097,437
Undistributed net investment income ..........   3,429,705          5,094,003
Accumulated undistributed net
  realized gain on investment
  transactions ...............................   5,835,911          1,994,049
Net unrealized appreciation
  on investments (Note 3) ....................   58,392,268        41,712,238
                                               ---------------   ---------------
                                                $274,279,781      $397,897,727
                                               ===============   ===============

Investor Class
Net assets ...................................  $272,994,167      $396,762,155
Shares outstanding ...........................   7,196,087         12,360,677
Net asset value per share ....................     $37.94            $32.10

Advisor Class
Net assets ...................................   $1,285,614        $1,135,572
Shares outstanding ...........................     34,056            35,578
Net asset value per share ....................     $37.75            $31.92


26      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                     TARGET: 2005     TARGET: 2010     TARGET: 2015
INVESTMENT INCOME
Income:
Interest ...........................  $8,724,634       $7,686,854       $4,307,858
                                    --------------   --------------   --------------

Expenses (Note 2):
Management fees ....................   871,236          768,734          431,492
Distribution fees - Advisor Class ..    4,707            2,574             36
Service fees - Advisor Class .......    4,707            2,574             36
Trustees' fees and expenses ........    5,745            4,206            2,837
                                    --------------   --------------   --------------
                                       886,395          778,088          434,401
                                    --------------   --------------   --------------

Net investment income ..............  7,838,239        6,908,766        3,873,457
                                    --------------   --------------   --------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...  1,046,370        6,501,380         252,971
Change in net unrealized
  appreciation on investments ......  15,954,039       17,643,383       9,709,630
                                    --------------   --------------   --------------

Net realized and unrealized
  gain on investments ..............  17,000,409       24,144,763       9,962,601
                                    --------------   --------------   --------------

Net Increase in Net Assets
  Resulting from Operations ........ $24,838,648      $31,053,529      $13,836,058
                                    ==============   ==============   ==============


See Notes to Financial Statements                www.americancentury.com      27


Statement of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                                  TARGET: 2020     TARGET: 2025
INVESTMENT INCOME
Income:
Interest ........................................  $7,617,128      $14,003,711
Income from securities lending ..................    4,724           68,755
                                                 --------------   --------------
                                                   7,621,852       14,072,466
                                                 --------------   --------------

Expenses (Note 2):
Management fees .................................   798,621         1,457,199
Distribution fees - Advisor Class ...............    1,373            1,410
Service fees - Advisor Class ....................    1,373            1,410
Trustees' fees and expenses .....................    5,255            9,542
                                                 --------------   --------------
                                                    806,622         1,469,561
                                                 --------------   --------------

Net investment income ...........................  6,815,230       12,602,905
                                                 --------------   --------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................  7,918,113        7,470,714
Change in net unrealized
  appreciation on investments ...................  8,381,536       29,400,966
                                                 --------------   --------------

Net realized and unrealized
  gain on investments ...........................  16,299,649      36,871,680
                                                 --------------   --------------

Net Increase in Net Assets
  Resulting from Operations ..................... $23,114,879      $49,474,585
                                                 ==============   ==============


28      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 2000

Increase (Decrease) in             TARGET: 2005                    TARGET: 2010                    TARGET: 2015
  Net Assets                  2001            2000            2001             2000           2001            2000

OPERATIONS
Net investment income ..... $7,838,239     $19,776,414      $6,908,766     $13,143,182      $3,873,457      $9,358,321
Net realized gain (loss)
  on investments .......... 1,046,370       (9,523,702)     6,501,380       (4,370,319)      252,971        (1,059,434)
Change in net unrealized
  appreciation on
  investments ............. 15,954,039      5,569,981       17,643,383      9,201,529       9,709,630        6,441,464
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net
  assets resulting
  from operations ......... 24,838,648      15,822,693      31,053,529      17,974,392      13,836,058      14,740,351
                           -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income:
  Investor Class ..........(16,986,646)    (25,001,301)    (13,057,724)    (13,287,017)     (8,101,770)    (12,201,171)
  Advisor Class ...........  (228,646)       (138,502)       (92,074)        (73,905)         (1,259)          (361)
In excess of net
realized gains on
investment transactions:
  Investor Class ..........     --         (10,024,250)         --              --              --           (136,591)
  Advisor Class ...........     --           (58,263)           --              --              --              (4)
                           -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ......(17,215,292)    (35,222,316)    (13,149,798)    (13,360,922)     (8,103,029)    (12,338,127)
                           -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ............ 49,462,545     (195,499,717)    55,338,777     (13,581,355)     11,578,917     (85,876,442)
                           -------------   -------------   -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets ........... 57,085,901     (214,899,340)    73,242,508      (8,967,885)     17,311,946     (83,474,218)

NET ASSETS
Beginning of period .......277,882,222     492,781,562     232,832,431     241,800,316     134,726,292      218,200,510
                           -------------   -------------   -------------   -------------   -------------   -------------
End of period .............$334,968,123    $277,882,222    $306,074,939    $232,832,431    $152,038,238    $134,726,292
                           =============   =============   =============   =============   =============   =============

Undistributed net
  investment income ....... $3,800,724     $13,177,777      $3,433,151      $9,674,183      $1,921,435      $6,151,007
                           =============   =============   =============   =============   =============   =============


See Notes to Financial Statements                www.americancentury.com      29


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 2000

                                               TARGET: 2020                   TARGET: 2025
Increase (Decrease) in Net Assets         2001            2000           2001             2000

OPERATIONS
Net investment income ................ $6,815,230     $14,730,532     $12,602,905      $38,841,859
Net realized gain on investments ..... 7,918,113       22,677,232      7,470,714       12,775,139
Change in net unrealized
  appreciation (depreciation)
  on investments ..................... 8,381,536       (3,652,319)     29,400,966      35,464,113
                                      -------------   -------------   -------------   --------------
Net increase in net assets
  resulting from operations .......... 23,114,879      33,755,445      49,474,585      87,081,111
                                      -------------   -------------   -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .....................(13,671,593)    (17,675,575)    (34,752,257)    (32,236,278)
  Advisor Class ......................  (48,045)        (38,610)        (68,887)        (44,653)
From net realized gains on
investment transactions:
  Investor Class .....................(24,335,705)    (31,488,441)     (7,289,332)         --
  Advisor Class ......................  (90,219)        (70,913)        (15,063)           --
                                      -------------   -------------   -------------   --------------
Decrease in net assets
  from distributions .................(38,145,562)    (49,273,539)    (42,125,539)    (32,280,931)
                                      -------------   -------------   -------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ................. 44,334,192     (56,786,453)    (125,172,407)   (294,432,464)
                                      -------------   -------------   -------------   --------------

Net increase (decrease)
   in net assets ..................... 29,303,509     (72,304,547)    (117,823,361)   (239,632,284)

NET ASSETS
Beginning of period ..................244,976,272     317,280,819     515,721,088      755,353,372
                                      -------------   -------------   -------------   --------------
End of period ........................$274,279,781    $244,976,272    $397,897,727    $515,721,088
                                      =============   =============   =============   ==============

Undistributed net
  investment income .................. $3,429,705     $10,334,113      $5,094,003      $27,312,242
                                      =============   =============   =============   ==============


30      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The trust is composed of the following series: Target 2005 Fund (2005), Target 2010 Fund (2010), Target 2015 Fund
(2015), Target 2020 Fund (2020), and Target 2025 Fund (2025) (the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated in December of its target maturity year. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued based on data obtained through a commercial pricing service or at the most recent bid price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized gains are declared and paid annually in December.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At September 30, 2000, the following funds, 2005, 2010, and 2015, had accumulated net realized capital loss carryovers for federal income tax purposes of $182,279, $906,265, and $120,223, respectively, (expiring in 2008) which may be used to offset future taxable gains.

    For the year ended September 30, 2000, the following funds, 2005, 2010, and 2015, incurred net capital losses of $9,769,224, $3,675,932, and $2,211,136, respectively. The following funds, 2005, 2010, and 2015, have elected to treat such losses as having been incurred in the following fiscal year.

    REVERSE SHARE SPLITS -- The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six month period ended March 31, 2001, the effective annual Investor Class management fee was 0.59% for each of the funds.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class


                                                 www.americancentury.com      31


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan for the six month period ended March 31, 2001, were $9,414, $5,148, $72, $2,746, and $2,820 for 2005, 2010,
2015, 2020, and 2025, respectively.

    The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 6 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

    As of March 31, 2001, the following funds, 2005, 2010, 2015, 2020, and 2025, had invested $1,436,487, $6,268, $789,254, $6,383, and $944,225, respectively, in shares of the Capital Preservation Fund (CPF). CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in CPF.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions in U.S. Treasury securities, excluding short-term investments, for the six months ended March 31, 2001, were as follows:

                          2005           2010           2015           2020           2025

Purchases ............$111,418,204   $169,685,113    $27,888,663    $70,694,950    $68,148,944
Proceeds from Sales .. $81,297,390   $127,775,135    $25,358,841    $65,004,780   $233,794,592

    On March 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          2005           2010           2015           2020           2025

Appreciation ......... $14,790,091    $24,579,228    $33,042,728    $58,392,268    $37,447,131
Depreciation .........  (13,175)       (175,911)      (27,898)          --          (101,107)
                      ------------   ------------   ------------   ------------   ------------
Net .................. $14,776,916    $24,403,317    $33,014,830    $58,392,268    $37,346,024
                      ============   ============   ============   ============   ============
Federal Tax Cost .....$318,564,024   $280,160,917   $118,326,427   $214,551,613   $362,929,205
                      ============   ============   ============   ============   ============


32      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                  TARGET: 2005                   TARGET: 2010                  TARGET: 2015
                              SHARES          AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
INVESTOR CLASS
Six months ended
  March 31, 2001
Sold ....................... 914,238       $74,335,221     1,443,281     $94,062,042      917,111       $47,570,262
Issued in reinvestment
  of distributions ......... 220,369        16,582,778      209,164       12,754,781      157,590        7,750,306
Redeemed ................... (517,529)     (41,739,574)     (808,480)    (52,288,353)     (845,182)    (43,752,655)
Reverse share split ........ (225,003)          --          (213,855)         --          (164,292)         --
                            -----------   --------------   -----------   -------------   -----------   --------------
Net increase ............... 392,075       $49,178,425      630,110      $54,528,470       65,227       $11,567,913
                            ===========   ==============   ===========   =============   ===========   ==============

Year ended
  September 30, 2000
Sold .......................1,708,458      $121,971,368    2,152,314     $119,003,325    2,213,952      $95,365,822
Issued in reinvestment
  of distributions ......... 513,722        34,507,072      250,010       12,968,013      297,512       12,087,909
Redeemed ...................(4,902,558)    (353,219,814)   (2,655,053)   (145,950,251)   (4,471,634)   (193,343,793)
Reverese share split ....... (520,863)          --          (255,802)         --          (303,308)         --
                            -----------   --------------   -----------   -------------   -----------   --------------
Net decrease ...............(3,201,241)   $(196,741,374)    (508,531)    $(13,978,913)   (2,263,478)   $(85,890,062)
                            ===========   ==============   ===========   =============   ===========   ==============

ADVISOR CLASS
Six months ended
  March 31, 2001
Sold .......................  56,325        $4,415,280       13,522        $877,682         214           $11,304
Issued in reinvestment
  of distributions .........  2,612          195,942         1,362          82,873           26            1,256
Redeemed ................... (55,431)       (4,327,102)      (2,306)       (150,248)        (30)          (1,556)
Reverse share split ........  (3,023)           --           (1,506)          --            (26)            --
                            -----------   --------------   -----------   -------------   -----------   --------------
Net increase ...............   483           $284,120        11,072        $810,307         184           $11,004
                            ===========   ==============   ===========   =============   ===========   ==============

Year ended
  September 30, 2000
Sold .......................  44,139        $3,272,626       11,814        $666,392         468           $20,891
Issued in reinvestment
  of distributions .........  2,288          153,492         1,107          57,359           9              365
Redeemed ................... (29,476)       (2,184,461)      (5,912)       (326,193)        (172)         (7,636)
Reverse share split ........  (2,886)           --           (1,408)          --             (9)            --
                            -----------   --------------   -----------   -------------   -----------   --------------
Net increase ...............  14,065        $1,241,657       5,601         $397,558         296           $13,620
                            ===========   ==============   ===========   =============   ===========   ==============


                                                www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                            TARGET: 2020                      TARGET: 2025
                                       SHARES          AMOUNT           SHARES           AMOUNT
INVESTOR CLASS
Six months ended March 31, 2001
Sold ............................... 3,015,057      $112,284,704      6,678,534       $214,003,022
Issued in reinvestment
  of distributions ................. 1,111,131       36,723,000       1,317,039        39,590,219
Redeemed ........................... (2,804,955)    (105,242,147)    (11,800,178)     (378,824,714)
Reverse share split ................ (1,144,623)         --           (1,391,003)          --
                                    -------------   --------------   -------------   ---------------
Net increase (decrease) ............  176,610       $43,765,557       (5,195,608)    $(125,231,473)
                                    =============   ==============   =============   ===============

Year ended September 30, 2000
Sold ............................... 6,968,069      $213,622,783      27,197,630      $678,458,390
Issued in reinvestment
  of distributions ................. 1,839,250       47,323,884       1,176,606        29,462,121
Redeemed ...........................(10,236,528)    (317,954,222)    (38,300,778)    (1,002,350,762)
Reverese share split ............... (1,898,863)         --           (1,282,713)          --
                                    -------------   --------------   -------------   ---------------
Net decrease ....................... (3,328,072)    $(57,007,555)    (11,209,255)    $(294,430,251)
                                    =============   ==============   =============   ===============

ADVISOR CLASS
Six months ended March 31, 2001
Sold ...............................   19,124         $701,761          11,151          $355,399
Issued in reinvestment
  of distributions .................   3,585          118,258           2,800            83,947
Redeemed ...........................   (6,857)        (251,384)        (11,847)         (380,280)
Reverse share split ................   (4,113)           --             (2,800)            --
                                    -------------   --------------   -------------   ---------------
Net increase (decrease) ............   11,739         $568,635           (696)           $59,066
                                    =============   ==============   =============   ===============

Year ended September 30, 2000
Sold ...............................   16,890         $537,058          25,217          $691,081
Issued in reinvestment
  of distributions .................   3,015           77,529           1,477            36,919
Redeemed ...........................  (12,304)        (393,485)        (26,816)         (730,213)
Reverse share split ................   (4,054)           --             (1,774)            --
                                    -------------   --------------   -------------   ---------------
Net increase (decrease) ............   3,547          $221,102          (1,896)         $(2,213)
                                    =============   ==============   =============   ===============


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
5.  SECURITIES LENDING

    At March 31, 2001, securities valued at $9,892,794 for 2025 were on loan to brokers. Securities received as collateral, at this date, were valued at $10,187,798. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended March 31, 2001.


                                                 www.americancentury.com      35


Target: 2005--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                                  Investor Class
                                         2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $77.09     $72.55      $76.72     $64.54      $57.83     $56.61
                                        --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) .............  2.11       4.09        3.77       3.84        3.74       3.50
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................  4.60       0.45       (7.94)      8.34        2.97      (2.28)
                                        --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations .....  6.71       4.54       (4.17)     12.18        6.71       1.22
                                        --------   ---------   --------   ---------   --------   --------
Distributions(3)
  From Net Investment Income ........... (4.71)     (3.89)      (3.39)     (3.61)      (3.61)     (2.06)
  From Net Realized Gains on
  Investment Transactions ..............   --         --        (1.07)     (0.27)      (0.44)     (0.58)
  In Excess of Net Realized Gains ......   --       (1.56)        --         --          --         --
                                        --------   ---------   --------   ---------   --------   --------
  Total Distributions .................. (4.71)     (5.45)      (4.46)     (3.88)      (4.05)     (2.64)
                                        --------   ---------   --------   ---------   --------   --------
Reverse Share Split ....................  4.71       5.45        4.46       3.88        4.05       2.64
                                        --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ......... $83.80     $77.09      $72.55     $76.72      $64.54     $57.83
                                        ========   =========   ========   =========   ========   ========
  Total Return(4) ......................  8.70%      6.26%      (5.44)%    18.87%      11.60%      2.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.59%(5)     0.59%       0.59%      0.59%       0.57%      0.58%
Ratio of Net Investment Income
  to Average Net Assets ................5.24%(5)     5.58%       5.10%      5.53%       6.15%      6.05%
Portfolio Turnover Rate ................   27%        17%         81%        35%         15%        31%
Net Assets, End of Period
  (in thousands) .......................$330,839   $274,117    $490,248   $533,986    $281,677   $238,864

(1) Six months ended March 31, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) For the year ended September 30, 1996, distributions were calculated using average shares outstanding during the year. Distributions indicated for that year will be different than the actual per-share distributions to shareholders.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


36      1-800-345-2021                         See Notes to Financial Statements


Target: 2005 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                    Advisor Class
                                       2001(1)     2000       1999       1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $76.70     $72.34     $76.69      $70.91
                                      --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income(3) ...........  1.99       3.91       3.60        0.58
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  4.62       0.45      (7.95)       5.20
                                      --------   --------   ---------   --------
  Total From Investment Operations ...  6.61       4.36      (4.35)       5.78
                                      --------   --------   ---------   --------
Distributions
  From Net Investment Income ......... (4.51)     (3.70)     (3.32)        --
  From Net Realized Gains on
  Investment Transactions ............   --         --       (1.07)        --
  In Excess of Net Realized Gains ....   --       (1.56)       --          --
                                      --------   --------   ---------   --------
  Total Distributions ................ (4.51)     (5.26)     (4.39)        --
                                      --------   --------   ---------   --------
Reverse Share Split ..................  4.51       5.26       4.39         --
                                      --------   --------   ---------   --------
Net Asset Value, End of Period ....... $83.31     $76.70     $72.34      $76.69
                                      ========   ========   =========   ========
  Total Return(4) ....................  8.62%      6.03%     (5.67)%      8.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.84%(5)     0.84%      0.84%     0.84%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............4.99%(5)     5.33%      4.85%     4.87%(5)
Portfolio Turnover Rate ..............   27%        17%        81%       35%(6)
Net Assets, End of Period
  (in thousands) ..................... $4,129     $3,765     $2,533       $100

(1) Six months ended March 31, 2001 (unaudited).

(2) August 3, 1998 (commencement of sale) through September 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1998.


See Notes to Financial Statements                www.americancentury.com      37


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                                  Investor Class
                                         2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $59.92     $55.10      $61.98     $49.16      $42.47     $42.14
                                        --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) .............  1.68       3.32        3.07       2.94        2.79       2.58
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................  6.02       1.50       (9.95)      9.88        3.90      (2.25)
                                        --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations .....  7.70       4.82       (6.88)     12.82        6.69       0.33
                                        --------   ---------   --------   ---------   --------   --------
Distributions(3)
  From Net Investment Income ........... (3.27)     (3.21)      (2.78)     (2.46)      (2.82)     (1.57)
  From Net Realized Gains on
  Investment Transactions ..............   --         --        (1.33)     (0.29)      (1.17)       --
  In Excess of Net Realized Gains ......   --         --        (0.16)       --          --         --
                                        --------   ---------   --------   ---------   --------   --------
  Total Distributions .................. (3.27)     (3.21)      (4.27)     (2.75)      (3.99)     (1.57)
                                        --------   ---------   --------   ---------   --------   --------
Reverse Share Split ....................  3.27       3.21        4.27       2.75        3.99       1.57
                                        --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ......... $67.62     $59.92      $55.10     $61.98      $49.16     $42.47
                                        ========   =========   ========   =========   ========   ========
  Total Return(4) ...................... 12.85%      8.75%     (11.10)%    26.08%      15.75%      0.78%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.59%(5)     0.59%       0.59%      0.59%       0.62%      0.67%
Ratio of Net Investment Income
  to Average Net Assets ................5.23%(5)     5.90%       5.31%      5.39%       6.15%      5.98%
Portfolio Turnover Rate ................   48%        22%         49%        34%         26%        24%
Net Assets, End of Period
  (in thousands) .......................$303,491   $231,202    $240,606   $283,828    $124,812   $111,117

(1) Six months ended March 31, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) For the year ended September 30, 1996, distributions were calculated using average shares outstanding during the year. Distributions indicated for that year will be different than the actual per-share distributions to shareholders.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


38      1-800-345-2021                         See Notes to Financial Statements


Target: 2010--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                         Advisor Class
                                                2001(1)      2000       1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......... $59.67      $54.96      $60.12
                                               ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ....................  1.60        3.17        2.81
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...........  6.01        1.54       (7.97)
                                               ---------   ---------   ---------
  Total From Investment Operations ............  7.61        4.71       (5.16)
                                               ---------   ---------   ---------
Distributions
  From Net Investment Income .................. (3.12)      (3.07)      (2.76)
  From Net Realized Gains on
  Investment Transactions .....................   --          --        (1.33)
  In Excess of Net Realized Gains .............   --          --        (0.16)
                                               ---------   ---------   ---------
  Total Distributions ......................... (3.12)      (3.07)      (4.25)
                                               ---------   ---------   ---------
Reverse Share Split ...........................  3.12        3.07        4.25
                                               ---------   ---------   ---------
Net Asset Value, End of Period ................ $67.28      $59.67      $54.96
                                               =========   =========   =========
  Total Return(4) ............................. 12.75%       8.57%      (8.58)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .......................0.84%(5)      0.84%     0.84%(5)
Ratio of Net Investment Income
  to Average Net Assets .......................4.98%(5)      5.65%     5.06%(5)
Portfolio Turnover Rate .......................   48%         22%       49%(6)
Net Assets, End of Period
  (in thousands) .............................. $2,584      $1,631      $1,194

(1) Six months ended March 31, 2001 (unaudited).

(2) October 20, 1998 (commencement of sale) through September 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1999.


See Notes to Financial Statements                www.americancentury.com      39


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                                 Investor Class
                                         2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $48.01     $43.04      $49.87     $38.34      $31.96     $32.20
                                        --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) .............  1.35       2.58        2.39       2.17        2.00       1.85
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................  3.58       2.39       (9.22)      9.36        4.38      (2.09)
                                        --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations .....  4.93       4.97       (6.83)     11.53        6.38      (0.24)
                                        --------   ---------   --------   ---------   --------   --------
Distributions(3)
  From Net Investment Income ........... (2.81)     (2.46)      (2.10)     (2.11)      (2.05)     (1.28)
  From Net Realized Gains on
  Investment Transactions ..............   --         --          --       (1.40)      (0.34)     (1.61)
  In Excess of Net Realized Gains ......   --       (0.03)      (0.08)       --          --         --
                                        --------   ---------   --------   ---------   --------   --------
  Total Distributions .................. (2.81)     (2.49)      (2.18)     (3.51)      (2.39)     (2.89)
                                        --------   ---------   --------   ---------   --------   --------
Reverse Share Split ....................  2.81       2.49        2.18       3.51        2.39       2.89
                                        --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ......... $52.94     $48.01      $43.04     $49.87      $38.34     $31.96
                                        ========   =========   ========   =========   ========   ========
  Total Return(4) ...................... 10.27%     11.55%     (13.70)%    30.07%      19.96%     (0.74)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.59%(5)     0.59%       0.59%      0.59%       0.61%      0.65%
Ratio of Net Investment Income
  to Average Net Assets ................5.25%(5)     5.82%       5.25%      4.96%       5.79%      5.63%
Portfolio Turnover Rate ................   17%        26%         55%        31%         21%        17%
Net Assets, End of Period
  (in thousands) .......................$152,004   $134,704    $218,193   $170,081    $114,900   $115,654

(1) Six months ended March 31, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) For the year ended September 30, 1996, distributions were calculated using average shares outstanding during the year. Distributions indicated for that year will be different than the actual per-share distributions to shareholders.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


40      1-800-345-2021                         See Notes to Financial Statements


Target: 2015--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                         Advisor Class
                                                  2001(1)     2000       1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............ $47.87     $43.02      $43.65
                                                 --------   ---------   --------
Income From Investment Operations
  Net Investment Income(3) ......................  1.29       2.49        0.46
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............  3.58       2.36       (1.09)
                                                 --------   ---------   --------
  Total From Investment Operations ..............  4.87       4.85       (0.63)
                                                 --------   ---------   --------
Distributions
  From Net Investment Income .................... (2.68)     (2.42)        --
  From Net Realized Gains on
  Investment Transactions .......................   --         --          --
  In Excess of Net Realized Gains ...............   --       (0.03)        --
                                                 --------   ---------   --------
  Total Distributions ........................... (2.68)     (2.45)        --
                                                 --------   ---------   --------
Reverse Share Split .............................  2.68       2.45         --
                                                 --------   ---------   --------
Net Asset Value, End of Period .................. $52.74     $47.87      $43.02
                                                 ========   =========   ========
  Total Return(4) ............................... 10.17%     11.27%      (1.44)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................0.84%(5)     0.84%     0.83%(5)
Ratio of Net Investment Income
  to Average Net Assets .........................5.00%(5)     5.57%     5.01%(5)
Portfolio Turnover Rate .........................   17%        26%       55%(6)
Net Assets, End of Period
  (in thousands) ................................  $34        $22          $7

(1) Six months ended March 31, 2001 (unaudited).

(2) July 23, 1999 (commencement of sale) through September 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1999.


See Notes to Financial Statements                www.americancentury.com      41


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                                  Investor Class
                                         2001(1)     2000       1999        1998       1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $34.79     $30.61     $36.95      $27.17     $22.00     $22.47
                                        --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income(2) .............  0.93       1.77       1.62        1.53       1.51       1.41
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................  2.22       2.41      (7.96)       8.25       3.66      (1.88)
                                        --------   --------   ---------   --------   --------   ---------
  Total From Investment Operations .....  3.15       4.18      (6.34)       9.78       5.17      (0.47)
                                        --------   --------   ---------   --------   --------   ---------
Distributions(3)
  From Net Investment Income ........... (1.79)     (1.85)     (2.06)      (2.35)     (1.45)     (0.40)
  From Net Realized Gains on
  Investment Transactions .............. (3.19)     (3.30)     (5.20)      (2.19)       --       (0.04)
                                        --------   --------   ---------   --------   --------   ---------
  Total Distributions .................. (4.98)     (5.15)     (7.26)      (4.54)     (1.45)     (0.44)
                                        --------   --------   ---------   --------   --------   ---------
Reverse Share Split ....................  4.98       5.15       7.26        4.54       1.45       0.44
                                        --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ......... $37.94     $34.79     $30.61      $36.95     $27.17     $22.00
                                        ========   ========   =========   ========   ========   =========
  Total Return(4) ......................  9.05%     13.66%    (17.16)%     36.00%     23.50%     (2.09)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.59%(5)     0.59%      0.59%       0.59%      0.53%      0.61%
Ratio of Net Investment Income
  to Average Net Assets ................4.99%(5)     5.49%      4.82%       4.83%      6.29%      6.25%
Portfolio Turnover Rate ................   24%        11%        31%         18%        14%        47%
Net Assets, End of Period
  (in thousands) .......................$272,994   $244,203   $316,707    $486,052   $553,551   $926,319

(1) Six months ended March 31, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) For the year ended September 30, 1996, distributions were calculated using average shares outstanding during the year. Distributions indicated for that year will be different than the actual per-share distributions to shareholders.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


42      1-800-345-2021                         See Notes to Financial Statements


Target: 2020--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                          Advisor Class
                                                  2001(1)     2000       1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............ $34.66     $30.55      $35.50
                                                 --------   ---------   --------
Income From Investment Operations
  Net Investment Income(3) ......................  0.88       1.69        1.50
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............  2.21       2.42       (6.45)
                                                 --------   ---------   --------
  Total From Investment Operations ..............  3.09       4.11       (4.95)
                                                 --------   ---------   --------
Distributions
  From Net Investment Income .................... (1.70)     (1.79)      (2.05)
  From Net Realized Gains on
  Investment Transactions ....................... (3.19)     (3.30)      (5.20)
                                                 --------   ---------   --------
  Total Distributions ........................... (4.89)     (5.09)      (7.25)
                                                 --------   ---------   --------
Reverse Share Split .............................  4.89       5.09        7.25
                                                 --------   ---------   --------
Net Asset Value, End of Period .................. $37.75     $34.66      $30.55
                                                 ========   =========   ========
  Total Return(4) ...............................  8.92%     13.45%     (13.94)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................0.84%(5)     0.84%     0.84%(5)
Ratio of Net Investment Income
  to Average Net Assets .........................4.74%(5)     5.24%     4.57%(5)
Portfolio Turnover Rate .........................   24%        11%       31%(6)
Net Assets, End of Period
  (in thousands) ................................ $1,286      $773        $574

(1) Six months ended March 31, 2001 (unaudited).

(2) October 19, 1998 (commencement of sale) through September 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1999.


See Notes to Financial Statements                www.americancentury.com      43


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                                 Investor Class
                                         2001(1)     2000        1999       1998        1997      1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $29.32     $26.22      $31.67     $22.27      $17.91     $19.85
                                        --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(3) .............  0.80       1.54        1.46       1.33        1.21       0.72
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................  1.98       1.56       (6.91)      8.07        3.15      (2.66)
                                        --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations .....  2.78       3.10       (5.45)      9.40        4.36      (1.94)
                                        --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ........... (2.00)     (1.11)      (1.28)     (0.70)      (0.72)       --
  From Net Realized Gains on
  Investment Transactions .............. (0.42)       --          --       (0.05)        --         --
  In Excess of Net Realized Gains ......   --         --        (0.31)       --          --         --
                                        --------   ---------   --------   ---------   --------   --------
  Total Distributions .................. (2.42)     (1.11)      (1.59)     (0.75)      (0.72)       --
                                        --------   ---------   --------   ---------   --------   --------
Reverse Share Split ....................  2.42       1.11        1.59       0.75        0.72        --
                                        --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ......... $32.10     $29.32      $26.22     $31.67      $22.27     $17.91
                                        ========   =========   ========   =========   ========   ========
  Total Return(4) ......................  9.48%     11.82%     (17.21)%    42.21%      24.34%     (9.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................0.59%(5)     0.59%       0.59%      0.59%       0.62%    0.67%(5)
Ratio of Net Investment Income
  to Average Net Assets ................5.07%(5)     5.64%       5.25%      4.94%       6.14%    6.57%(5)
Portfolio Turnover Rate ................   14%        52%         54%        52%         58%        61%
Net Assets, End of Period
  (in thousands) .......................$396,762   $514,663    $754,356   $356,122    $73,821     $35,661

(1) Six months ended March 31, 2001 (unaudited).

(2) February 15, 1996 (inception) through September 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


44      1-800-345-2021                         See Notes to Financial Statements


Target: 2025--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)
                                                    Advisor Class
                                       2001(1)     2000        1999      1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $29.17     $26.13      $31.64     $27.27
                                      --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ...........  0.76       1.47        1.39       0.41
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  1.99       1.57       (6.90)      3.96
                                      --------   ---------   --------   --------
  Total From Investment Operations ...  2.75       3.04       (5.51)      4.37
                                      --------   ---------   --------   --------
Distributions
  From Net Investment Income ......... (1.91)     (1.05)      (1.23)       --
  From Net Realized Gains on
  Investment Transactions ............ (0.42)       --          --         --
  In Excess of Net Realized Gains ....   --         --        (0.31)       --
                                      --------   ---------   --------   --------
  Total Distributions ................ (2.33)     (1.05)      (1.54)       --
                                      --------   ---------   --------   --------
Reverse Share Split ..................  2.33       1.05        1.54        --
                                      --------   ---------   --------   --------
Net Asset Value, End of Period ....... $31.92     $29.17      $26.13     $31.64
                                      ========   =========   ========   ========
  Total Return(4) ....................  9.43%     11.63%     (17.41)%    16.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.84%(5)     0.84%       0.84%    0.84%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............4.82%(5)     5.39%       5.00%    4.37%(5)
Portfolio Turnover Rate ..............   14%        52%         54%      52%(6)
Net Assets, End of Period
  (in thousands) ..................... $1,136     $1,058       $997        $89

(1) Six months ended March 31, 2001 (unaudited).

(2) June 1, 1998 (commencement of sale) through September 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1998.


See Notes to Financial Statements                www.americancentury.com      45


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


46      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     The five TARGET MATURITIES TRUST funds, including TARGET: 2005, TARGET:
2010, TARGET: 2015, TARGET: 2020, and TARGET: 2025, invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

     The MERRILL LYNCH LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

     The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

     The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2005.

     The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2010.

     The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2015.

     The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2020.

     The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2025.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      JEREMY FLETCHER
      DAVE SCHROEDER


                                                 www.americancentury.com      47


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 36-45.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* ANTICIPATED GROWTH RATE (AGR) --an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* WEIGHTED AVERAGE MATURITY (WAM) DATE -- an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

* ANTICIPATED VALUE AT MATURITY (AVM) -- the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. (See Note 2 in the Notes to Financial Statements.)

TYPES OF SECURITIES

* ZERO-COUPON BONDS (ZEROS) --bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

* STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) -- the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

* REFCORPS (RESOLUTION FUNDING CORPORATION ZEROS) -- zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.


48      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* RECEIPT ZEROS -- zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:

    TRS (TREASURY RECEIPTS) --generic receipt zeros.

    ETRS (EASY-GROWTH TREASURY RECEIPTS) --issued by Dean Witter Reynolds, Inc.

    CATS (CERTIFICATES OF ACCRUAL OF TREASURY SECURITIES) -- issued by Salomon Brothers.

* BECCS (BOOK ENTRY CALLABLE CORPUS) -- principal zeros that have been converted from physical delivery to wirable (i.e., able to be transferred electronically) form.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      49


Notes
--------------------------------------------------------------------------------


50      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      51


Notes
--------------------------------------------------------------------------------


52      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-SAN-25406                      (c)2001 American Century Services Corporation